J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan Equity Income Fund

(the “Fund”)

(All Share Classes)

(a series of JPMorgan Trust II)

Supplement dated August 24, 2021

to the Summary Prospectuses, Prospectuses and Statement of Additional Information

dated November 1, 2020, as supplemented

Effective as of the close of business on September 30, 2021 (the “Closing Date”), the JPMorgan Equity Income Fund (the “Fund”) will be offered on a limited basis and investors will not be eligible to purchase shares of the Fund, except as described below. In addition, both before and after the Closing Date, the Fund may from time to time, in its sole discretion based on the Fund’s net asset levels and other factors, limit new purchases into the Fund or otherwise modify the closure policy at any time on a case-by-case basis.

The following groups will be permitted to continue to purchase Fund shares. Except as otherwise described below, shareholders of record are permitted to continue to purchase shares; if the shareholder of record is an omnibus account, beneficial owners in that account as of the applicable closing date are permitted to continue to purchase:

•

Shareholders of record of the Fund as of the Closing Date are able to continue to purchase additional shares in their existing Fund accounts and may continue to reinvest dividends or capital gains distributions from shares owned in the Fund;

•	Shareholders of record of the Fund as of the Closing Date are able to add to their existing Fund accounts through exchanges from other J.P. Morgan Funds;

•

Group Retirement Plans (as defined in the glossary) (and their successor, related and affiliated plans), which have the Fund available to participants on or before the Closing Date may continue to open accounts for new participants and can purchase additional shares in existing participant accounts. A new Group Retirement Plan may establish a new account with the Fund only if the Plan has been accepted for investment by the Fund and its distributor by December 31, 2021, and the Plan’s account with the Fund must be either funded by the Plan or available to participant directed investments by March 31, 2022;

•

Institutional investors (including successor, related, or affiliated accounts) may establish a new account with the Fund only if the account has been accepted for investment by the Fund and its distributor by the Closing Date, and the account with the Fund must be funded by March 31, 2022 (Institutional investors include, but are not limited to, corporations, qualified non-profit organizations, charitable trusts, foundations and endowments, governmental entities, municipalities, and hospitals investing for their own account. These accounts may not be held for the benefit of multiple underlying, unrelated investors.);

•

Fully discretionary fee-based advisory programs, where investment discretion (fund and investment allocations) solely resides with the Financial Intermediary’s home office and where the Financial Intermediary’s home office has full authority to make investment changes without approval from the shareholder, may continue to utilize the Fund for new and existing program accounts. These programs must be accepted for continued investment by the Fund and its distributor by the Closing Date. Additionally, after the Closing Date, new fully discretionary fee-based advisory programs may utilize the Fund for program accounts only with the approval by the Fund and its distributor;

•

Approved financial intermediaries, where the strategy is recommended by the financial intermediary’s home office research team by August 24, 2021 may continue to utilize the Fund for new and existing fee-based advisory program accounts. These programs must be accepted for continued investments by the Fund and its distributor by September 30, 2021. Additionally, after the Closing Date if the financial intermediary is approved to use the Fund for a new fully discretionary fee-based advisory program the Fund may be available to additional fee-based advisory program accounts;

•

Other fee-based advisory programs (including Rep as Advisor and Portfolio Manager programs) may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts after the Closing Date;

SUP-EINC-821

•

Registered Investment Advisory firms who have included the Fund in their discretionary models by the Closing Date and utilize an approved clearing platform may continue to make Fund shares available to new and existing accounts. These particular firms must be accepted for continued investment by the Fund and its distributor on or before the Closing Date;

•	Model portfolios directed by J.P. Morgan Investment Management Inc. (“JPMIM”) and specific platforms where these models are available;

•	Third Party Investment Manager (non-JPMIM) model portfolios may continue to utilize the Fund for existing program accounts, but will not be able to open new program accounts after the Closing Date;

•	J.P. Morgan Funds that are permitted to invest in other J.P. Morgan Funds; and

•	Named investment professionals listed in the Fund’s prospectus may utilize the Fund for both new accounts and existing Fund accounts.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT

WITH THE SUMMARY PROSPECTUSES, PROSPECTUSES AND

STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE